UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AUTOLIV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/ALV. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/ALV Online Go to www.envisionreports.com/ALV or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 03QW8A + + Important Notice Regarding the Availability of Proxy Materials for the Autoliv, Inc. Stockholder Meeting to be Held on May 11, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement and 2022 Annual and Sustainability Report to Stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 28, 2023 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ALV. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Autoliv, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 28, 2023. Autoliv, Inc. Annual Meeting of Stockholders will be held on May 11, 2023 at 2:00pm ET, both virtually via the internet at www.meetnow.global/MJH9R6D and in person at The Kingsley Hotel, 39475 Woodward Avenue, Bloomfield Hills, MI 48304 USA. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 4 and for 1 YEAR on Proposal 3: 1. Election of eleven (11) directors to the Board of Directors for a term of office expiring on the date of the 2024 Annual Meeting of Stockholders: 01 - Mikael Bratt 02 – Laurie Brlas 03 – Jan Carlson 04 – Hasse Johansson 05 – Leif Johansson 06 – Franz-Josef Kortüm 07 – Frédéric Lissalde 08 – Xiaozhi Liu 09 – Gustav Lundgren 10 – Martin Lundstedt 11 – Ted Senko 2. Advisory Vote on Autoliv, Inc.’s 2022 Executive Compensation. 3. Advisory Vote on Frequency of Stockholder Vote on Executive Compensation. 4. Ratification of Ernst & Young AB as independent registered public accounting firm of the company for the fiscal year ending December 31, 2023. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice